EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Concrete Leveling System, Inc. (the "Company") on Form 10-K for the fiscal year ending July 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report). I, Suzanne I. Barth, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the be of my knowledge and belief.

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       By: /s/ Suzanne I. Barth
                                           -------------------------------------
                                           Suzanne I. Barth

                                       Date: October 26, 2015